                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                       DATE OF REPORT: SEPTEMBER 29, 2000

                              --------------------

                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


   Maryland                                          0-2525                                 31-0724920
---------------                             ---------------------                           ----------
(STATE OR OTHER                             (COMMISSION FILE NO.)                          (IRS EMPLOYER
JURISDICTION OF                                                                             IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              ---------------------

ITEM 5. OTHER EVENTS

         On September 29, 2000, Huntington Bancshares Incorporated ("Huntington") issued a news release to provide information on earnings expectations for the third and fourth quarters of 2000 and for 2001. The information contained in the news release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference. Huntington also presented this information during a conference call which was available via Internet Webcast. The presentation materials are attached at Exhibits 99.2 and 99.3 to this report, and are incorporated herein by reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the successful integration of acquired businesses; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1 News release of Huntington Bancshares Incorporated, dated September 29, 2000.

         Exhibit 99.2    Presentation of September 29, 2000.

         Exhibit 99.3    Presentation Slides, dated September 29, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HUNTINGTON BANCSHARES INCORPORATED


Date:    September 29, 2000             By:  /s/ Anne Creek
                                            ------------------------------------
                                        Anne Creek, Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                    Description

Exhibit 99.1       *        News release of Huntington Bancshares Incorporated,
                            dated September 29, 2000.

Exhibit 99.2       *        Presentation of September 29, 2000.

Exhibit 99.3       *        Presentation Slides, dated September 29, 2000.


-------------------
* Filed with this report.